UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2023

Kernel Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39983	98-1567976
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

515 Madison Avenue, 8th Floor - Suite 8078 New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(646) 908-2659

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	KRNLU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	KRNL	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	KRNLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 31, 2023, Kernel Group Holdings, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”). The Company filed its definitive proxy statement for the Annual Meeting with the U.S. Securities and Exchange Commission on August 11, 2023 (the “Definitive Proxy Statement”), which description is incorporated herein by reference.

Of the 13,934,699 shares of the Company’s ordinary shares outstanding and entitled to vote at the Annual Meeting, there were present, in person or by proxy, 10,357,301 shares, representing approximately 74.33% of the total voting power of all of the outstanding ordinary shares. At the Annual Meeting, the shareholders voted on two of the three proposals presented, the Director Proposal and the Auditor Proposal, each as described in greater detail in the Definitive Proxy Statement. The shareholders entitled to vote at the general meeting cast their votes as described below:

1.	The Director Proposal. The following individuals were elected to serve as Class I directors of the Company, each of whom will hold office until the 2026 annual meeting of shareholders and until his or her successor is duly elected and qualified. Votes cast were as follows:

Nominee	For	Withheld	Broker Non-Vote
Venkatesh Srinivasan	10,191,683	165,618	—
Siva Saravanan	9,823,681	533,620	—

2.	The Auditor Proposal. The shareholders of the Company voted upon a resolution to ratify the selection by the Company’s Audit Committee of WithumSmith+Brown, PC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Votes cast were as follows:

For	Against	Abstain	Broker Non-Vote
10,357,297	—	4	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 31, 2023

KERNEL GROUP HOLDINGS, INC.

	By:	/s/ Surendra Ajjarapu
	Name:	Surendra Ajjarapu
	Title:	Chief Executive Officer